Insurance Pending Claims
Date: 8/30/2005 1:18:49 PM Deal Number: SASCO 2005-NC1 Report As of: 7/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Original Value
Current Value
Original LTV
Current LTV
MI Cert. #
MI Company
MI Cov. %
Cov. Type
HZ Claim Dt
MI Claim Dt
HZ Claim Amount
MI Claim Amount
Page 1 of 1 ( records returned)
Insurance Pending Claims
Date: 8/30/2005 1:18:49 PM Deal Number: SASCO 2005-NC1 Report As of: 7/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Original Value
Current Value
Original LTV
Current LTV
MI Cert. #
MI Company
MI Cov. %
Cov. Type
HZ Claim Dt
MI Claim Dt
HZ Claim Amount
MI Claim Amount
Page 1 of 1 ( records returned)